                                                                   Exhibit 10.63

                     SUPPLEMENTAL INDENTURE TO BE DELIVERED
                          BY GUARANTEEING SUBSIDIARIES

     Supplemental Indenture (this "Supplemental Indenture"), dated as of January
14, 2005, among L-3 Communications Corporation (or its permitted successor), a
Delaware corporation (the "Company"), each subsidiary of the Company signatory hereto (each, a "Guaranteeing Subsidiary", and collectively, the "Guaranteeing
Subsidiaries"), and The Bank of New York, as trustee under the indenture referred to below (the "Trustee").

                               W I T N E S S E T H

         WHEREAS, the Company has heretofore executed and delivered to the
Trustee an indenture (the "Indenture"), dated as of June 28, 2002 providing for the issuance of an aggregate principal amount of up to $750,000,000 of 7 5/8%
Senior Subordinated Notes due 2012 (the "Notes");

         WHEREAS, the Indenture provides that under certain circumstances the
Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company's obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "Subsidiary
Guarantee"); and

         WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the
Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

         1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. Agreement to Guarantee. Each Guaranteeing Subsidiary hereby agrees as follows:

            (a) Such Guaranteeing Subsidiary, jointly and severally with all other current and future guarantors of the Notes (collectively, the "Guarantors" and each, a "Guarantor"), unconditionally guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and
                assigns, regardless of the validity and enforceability of the
                Indenture, the Notes or the Obligations of the Company under the
                Indenture or the Notes, that:

                                                                   Exhibit 10.63

                    (i)  the principal of, premium, interest and Additional
                         Amounts, if any, on the Notes will be promptly paid in
                         full when due, whether at maturity, by acceleration,
                         redemption or otherwise, and interest on the overdue
                         principal of, premium, interest and Additional Amounts,
                         if any, on the Notes, to the extent lawful, and all
                         other Obligations of the Company to the Holders or the
                         Trustee thereunder or under the Indenture will be
                         promptly paid in full, all in accordance with the terms
                         thereof; and

                    (ii) in case of any extension of time for payment or renewal of any Notes or any of such other Obligations, that the
                         same will be promptly paid in full when due in
                         accordance with the terms of the extension or renewal,
                         whether at stated maturity, by acceleration or
                         otherwise.

               (b) Notwithstanding the foregoing, in the event that this
                   Subsidiary Guarantee would constitute or result in a
                   violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of such
                   Guaranteeing Subsidiary under this Supplemental Indenture and its Subsidiary Guarantee shall be reduced to the maximum
                   amount permissible under such fraudulent conveyance or
                   similar law.

            3. Execution and Delivery of Subsidiary Guarantees.

               (a) To evidence its Subsidiary Guarantee set forth in this
                   Supplemental Indenture, such Guaranteeing Subsidiary hereby agrees that a notation of such Subsidiary Guarantee
                   substantially in the form of Exhibit F to the Indenture shall be endorsed by an officer of such Guaranteeing Subsidiary on each Note authenticated and delivered by the Trustee after the date hereof.

               (b) Notwithstanding the foregoing, such Guaranteeing Subsidiary hereby agrees that its Subsidiary Guarantee set forth herein shall remain in full force and effect notwithstanding any
                   failure to endorse on each Note a notation of such Subsidiary
                   Guarantee.

               (c) If an Officer whose signature is on this Supplemental
                   Indenture or on the Subsidiary Guarantee no longer holds that office at the time the Trustee authenticates the Note on
                   which a Subsidiary Guarantee is endorsed, the Subsidiary
                   Guarantee shall be valid nevertheless.

               (d) The delivery of any Note by the Trustee, after the
                   authentication thereof under the Indenture, shall constitute due delivery of the

                                                                   Exhibit 10.63

                   Subsidiary Guarantee set forth in this Supplemental
                   Indenture on behalf of each Guaranteeing Subsidiary.

               (e) Each Guaranteeing Subsidiary hereby agrees that its
                   obligations hereunder shall be unconditional, regardless of the validity, regularity or enforceability of the Notes or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any
                   judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

               (f) Each Guaranteeing Subsidiary hereby waives diligence,
                   presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company,
                   protest, notice and all demands whatsoever and covenants that its Subsidiary Guarantee made pursuant to this Supplemental
                   Indenture will not be discharged except by complete
                   performance of the Obligations contained in the Notes and the
                   Indenture.

               (g) If any Holder or the Trustee is required by any court or otherwise to return to the Company or any Guaranteeing
                   Subsidiary, or any custodian, Trustee, liquidator or other similar official acting in relation to either the Company or such Guaranteeing Subsidiary, any amount paid by either to the Trustee or such Holder, the Subsidiary Guarantee made
                   pursuant to this Supplemental Indenture, to the extent
                   theretofore discharged, shall be reinstated in full force and effect.

               (h) Each Guaranteeing Subsidiary agrees that it shall not be entitled to any right of subrogation in relation to the
                   Holders in respect of any Obligations guaranteed hereby until payment in full of all Obligations guaranteed hereby. Each
                   Guaranteeing Subsidiary further agrees that, as between such
                   Guaranteeing Subsidiary, on the one hand, and the Holders and the Trustee, on the other hand:

                   (i)  the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article 6 of the
                        Indenture for the purposes of the Subsidiary Guarantee
                        made pursuant to this Supplemental Indenture,
                        notwithstanding any stay, injunction or other
                        prohibition preventing such acceleration in respect of
                        the obligations guaranteed hereby; and

                   (ii) in the event of any declaration of acceleration of such obligations as provided in Article 6 of the Indenture,
                        such

                                                                   Exhibit 10.63

                         obligations (whether or not due and payable) shall
                         forthwith become due and payable by such Guaranteeing
                         Subsidiary for the purpose of the Subsidiary Guarantee
                         made pursuant to this Supplemental Indenture.

                   (i)   Each Guaranteeing Subsidiary shall have the right to
                         seek contribution from any other non-paying
                         Guaranteeing Subsidiary so long as the exercise of such
                         right does not impair the rights of the Holders or the
                         Trustee under the Subsidiary Guarantee made pursuant to
                         this Supplemental Indenture.

                4.  Guaranteeing Subsidiary May Consolidate, Etc. on Certain
                    Terms.

                    (a)  Except as set forth in Articles 4 and 5 of the
                         Indenture, nothing contained in the Indenture, this
                         Supplemental Indenture or in the Notes shall prevent
                         any consolidation or merger of any Guaranteeing
                         Subsidiary with or into the Company or any other
                         Guarantor or shall prevent any transfer, sale or
                         conveyance of the property of any Guaranteeing
                         Subsidiary as an entirety or substantially as an
                         entirety, to the Company or any other Guarantor.

                    (b)  Except as set forth in Article 4 of the Indenture,
                         nothing contained in the Indenture, this Supplemental
                         Indenture or in the Notes shall prevent any
                         consolidation or merger of any Guaranteeing Subsidiary
                         with or into a corporation or corporations other than
                         the Company or any other Guarantor (in each case,
                         whether or not affiliated with the Guaranteeing
                         Subsidiary), or successive consolidations or mergers in
                         which a Guaranteeing Subsidiary or its successor or
                         successors shall be a party or parties, or shall
                         prevent any sale or conveyance of the property of any
                         Guaranteeing Subsidiary as an entirety or substantially
                         as an entirety, to a corporation other than the Company
                         or any other Guarantor (in each case, whether or not
                         affiliated with the Guaranteeing Subsidiary) authorized
                         to acquire and operate the same; provided, however,
                         that each Guaranteeing Subsidiary hereby covenants and
                         agrees that (i) subject to the Indenture, upon any such
                         consolidation, merger, sale or conveyance, the due and
                         punctual performance and observance of all of the
                         covenants and conditions of the Indenture and this
                         Supplemental Indenture to be performed by such
                         Guaranteeing Subsidiaries, shall be expressly assumed
                         (in the event that such Guaranteeing Subsidiary is not
                         the surviving corporation in the merger), by
                         supplemental indenture satisfactory in form to the
                         Trustee, executed and delivered to the Trustee, by the
                         corporation formed by such consolidation, or into

                                                                   Exhibit 10.63

                         which such Guaranteeing Subsidiary shall have been
                         merged, or by the corporation which shall have acquired
                         such property and (ii) immediately after giving effect
                         to such consolidation, merger, sale or conveyance no
                         Default or Event of Default exists.

                    (c)  In case of any such consolidation, merger, sale or
                         conveyance and upon the assumption by the successor
                         corporation, by supplemental indenture, executed and
                         delivered to the Trustee and satisfactory in form to
                         the Trustee, of the Subsidiary Guarantee made pursuant
                         to this Supplemental Indenture and the due and punctual
                         performance of all of the covenants and conditions of
                         the Indenture and this Supplemental Indenture to be
                         performed by such Guaranteeing Subsidiary, such
                         successor corporation shall succeed to and be
                         substituted for such Guaranteeing Subsidiary with the
                         same effect as if it had been named herein as the
                         Guaranteeing Subsidiary. Such successor corporation
                         thereupon may cause to be signed any or all of the
                         Subsidiary Guarantees to be endorsed upon the Notes
                         issuable under the Indenture which theretofore shall
                         not have been signed by the Company and delivered to
                         the Trustee. All the Subsidiary Guarantees so issued
                         shall in all respects have the same legal rank and
                         benefit under the Indenture and this Supplemental
                         Indenture as the Subsidiary Guarantees theretofore and
                         thereafter issued in accordance with the terms of the
                         Indenture and this Supplemental Indenture as though all
                         of such Subsidiary Guarantees had been issued at the
                         date of the execution hereof.

                5.  Releases.

                    (a)  Concurrently with any sale of assets (including, if
                         applicable, all of the Capital Stock of a Guaranteeing
                         Subsidiary), all Liens, if any, in favor of the Trustee
                         in the assets sold thereby shall be released; provided
                         that in the event of an Asset Sale, the Net Proceeds
                         from such sale or other disposition are treated in
                         accordance with the provisions of Section 4.10 of the
                         Indenture. If the assets sold in such sale or other
                         disposition include all or substantially all of the
                         assets of a Guaranteeing Subsidiary or all of the
                         Capital Stock of a Guaranteeing Subsidiary, then the
                         Guaranteeing Subsidiary (in the event of a sale or
                         other disposition of all of the Capital Stock of such
                         Guaranteeing Subsidiary) or the Person acquiring the
                         property (in the event of a sale or other disposition
                         of all or substantially all of the assets of such
                         Guaranteeing Subsidiary) shall be released from and
                         relieved of its Obligations under this Supplemental
                         Indenture and its Subsidiary Guarantee made pursuant
                         hereto; provided that in the event of an Asset Sale,
                         the Net Proceeds from such sale or other disposition
                         are treated in accordance with the

                                                                   Exhibit 10.63

                          provisions of Section 4.10 of the Indenture. Upon
                          delivery by the Company to the Trustee of an Officers'
                          Certificate to the effect that such sale or other
                          disposition was made by the Company or the
                          Guaranteeing Subsidiary, as the case may be, in
                          accordance with the provisions of the Indenture and
                          this Supplemental Indenture, including without
                          limitation, Section 4.10 of the Indenture, the Trustee
                          shall execute any documents reasonably required in
                          order to evidence the release of the Guaranteeing
                          Subsidiary from its Obligations under this
                          Supplemental Indenture and its Subsidiary Guarantee
                          made pursuant hereto. If the Guaranteeing Subsidiary
                          is not released from its obligations under its
                          Subsidiary Guarantee, it shall remain liable for the
                          full amount of principal of and interest on the Notes
                          and for the other obligations of such Guaranteeing
                          Subsidiary under the Indenture as provided in this
                          Supplemental Indenture.

                    (b)  Upon the designation of a Guaranteeing Subsidiary as an
                         Unrestricted Subsidiary in accordance with the terms of
                         the Indenture, such Guaranteeing Subsidiary shall be
                         released and relieved of its obligations under its
                         Subsidiary Guarantee and this Supplemental Indenture.
                         Upon delivery by the Company to the Trustee of an
                         Officers' Certificate and an Opinion of Counsel to the
                         effect that such designation of such Guaranteeing
                         Subsidiary as an Unrestricted Subsidiary was made by
                         the Company in accordance with the provisions of the
                         Indenture, including without limitation Section 4.07 of
                         the Indenture, the Trustee shall execute any documents
                         reasonably required in order to evidence the release of
                         such Guaranteeing Subsidiary from its obligations under
                         its Subsidiary Guarantee. Any Guaranteeing Subsidiary
                         not released from its Obligations under its Subsidiary
                         Guarantee shall remain liable for the full amount of
                         principal of and interest on the Notes and for the
                         other Obligations of any Guaranteeing Subsidiary under
                         the Indenture as provided herein.

                    (c)  Each Guaranteeing Subsidiary shall be released and
                         relieved of its obligations under this Supplemental
                         Indenture in accordance with, and subject to, Section
                         4.18 of the Indenture.

                 6. No Recourse Against Others. No past, present or future
director, officer, employee, incorporator, stockholder or agent of any
Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Company or any Guaranteeing Subsidiary under the Notes, any Subsidiary
Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each
Holder of the Notes by accepting a Note waives and releases all such liability.
The waiver and release are part of the consideration for issuance of the Notes.
Such waiver may not

                                                                   Exhibit 10.63

be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

             7. SUBORDINATION OF SUBSIDIARY GUARANTEES; ANTI-LAYERING. No
Guaranteeing Subsidiary shall incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Debt of a Guaranteeing Subsidiary and senior in any respect in right of payment to any of the Subsidiary Guarantees.
Notwithstanding the foregoing sentence, the Subsidiary Guarantee of each
Guaranteeing Subsidiary shall be subordinated to the prior payment in full of all Senior Debt of that Guaranteeing Subsidiary (in the same manner and to the same extent that the Notes are subordinated to Senior Debt), which shall include all guarantees of Senior Debt.

             8. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

             9. Counterparts. The parties may sign any number of copies of this
Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

             10. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

             11. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental
Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.

                                                                   Exhibit 10.63

             IN WITNESS WHEREOF, the parties hereto have caused this
Supplemental Indenture to be duly executed, all as of the date first above written.

Dated: January 14, 2005             L-3 COMMUNICATIONS CORPORATION

                                    By: ______________________________________
                                        Name:
                                        Title:

Dated: January 14, 2005               APCOM, INC., a Maryland corporation
                                      BROADCAST SPORTS INC., a Delaware corporation
                                      D.P. ASSOCIATES INC., a Virginia corporation
                                      ELECTRODYNAMICS, INC., an Arizona corporation
                                      HENSCHEL INC., a Delaware corporation
                                      HYGIENETICS ENVIRONMENTAL SERVICES, INC., a Delaware corporation
                                      INTERSTATE ELECTRONICS CORPORATION, a California corporation
                                      KDI PRECISION PRODUCTS, INC., a Delaware corporation
                                      L-3 COMMUNICATIONS AEROMET, INC., an Oregon corporation
                                      L-3 COMMUNICATIONS VERTEX AEROSPACE LLC, a Delaware limited liability company
                                      L-3 COMMUNICATIONS AIS GP CORPORATION, a Delaware corporation
                                      L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC., a Delaware corporation
                                      L-3 COMMUNICATIONS AVISYS CORPORATION, a
                                          Texas corporation
                                      L-3 COMMUNICATIONS CSI, INC., a California corporation
                                      L-3 COMMUNICATIONS AYDIN CORPORATION, a Delaware corporation
                                      L-3 COMMUNICATIONS CE HOLDINGS, INC., a Delaware corporation
                                      L-3 COMMUNICATIONS CINCINNATI ELECTRONICS CORPORATION, an Ohio corporation
                                      L-3 COMMUNICATIONS ESSCO, INC., a Delaware corporation
                                      L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION LLC, a Delaware limited liability company
                                      L-3 COMMUNICATIONS FLIGHT CAPITAL LLC, a Delaware limited liability company
                                      L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC., a Virginia corporation
                                      L-3 COMMUNICATIONS ILEX SYSTEMS, INC., a Delaware corporation
                                      L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P., a Delaware limited partnership
                                      L-3 COMMUNICATIONS INVESTMENTS INC., a Delaware corporation
                                      L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC., a Delaware corporation
                                      L-3 COMMUNICATIONS MAS (US) CORPORATION, a Delaware corporation
                                      L-3 COMMUNICATIONS SECURITY AND DETECTION SYSTEMS, INC., a Delaware
                                          corporation

                                                                   Exhibit 10.63

                                      L-3 COMMUNICATIONS STORM CONTROL SYSTEMS, INC., a California corporation
                                      L-3 COMMUNICATIONS VECTOR INTERNATIONAL AVIATION LLC, a Delaware limited liability company
                                      L-3 COMMUNICATIONS WESTWOOD CORPORATION, a Nevada corporation
                                      MCTI ACQUISITION CORPORATION, a Maryland corporation
                                      MICRODYNE COMMUNICATIONS TECHNOLOGIES INCORPORATED, a Maryland corporation
                                      MICRODYNE CORPORATION, a Maryland corporation
                                      MICRODYNE OUTSOURCING INCORPORATED, a Maryland corporation
                                      MPRI, INC., a Delaware corporation
                                      PAC ORD INC., a Delaware corporation
                                      POWER PARAGON, INC., a Delaware corporation
                                      SHIP ANALYTICS, INC., a Connecticut corporation
                                      SHIP ANALYTICS INTERNATIONAL, INC., a Delaware corporation
                                      SHIP ANALYTICS USA, INC., a Connecticut corporation
                                      SPD ELECTRICAL SYSTEMS, INC., a Delaware corporation
                                      SPD SWITCHGEAR INC., a Delaware corporation
                                      SYCOLEMAN CORPORATION, a Florida corporation
                                      TROLL TECHNOLOGY CORPORATION, a California corporation
                                      WESCAM AIR OPS INC., a Delaware corporation
                                      WESCAM AIR OPS LLC, a Delaware limited liability company
                                      WESCAM HOLDINGS (US) INC., a Delaware corporation
                                      WESCAM INCORPORATED, a Florida corporation
                                      WESCAM LLC, a Delaware limited liability company
                                      WESCAM SONOMA INC., a California corporation
                                      WOLF COACH, INC., a Massachusetts corporation
                                            As Guaranteeing Subsidiaries

                                        By: ______________________________________
                                            Name:
                                            Title:

Dated: January 14, 2005        THE BANK OF NEW YORK,
                               as Trustee

                               By: ______________________________________
                                   Name:
                                   Title: